EXHIBIT 99.8

MELLON FINANCIAL CORPORATION

LONG-TERM PROFIT INCENTIVE PLAN

TYPE I STOCK OPTION AGREEMENT

THIS AGREEMENT, made this      day of                     ,             , by and between Mellon Financial Corporation (the “Corporation”), having its principal place of business in the Commonwealth of Pennsylvania,

and

[NAME], a key employee (the “Optionee”) of the Corporation

WITNESSETH THAT:

WHEREAS, the Optionee is now employed by the Corporation (“Corporation,” when used herein with reference to employment of the Optionee, shall include any Affiliate of the Corporation as defined in the Plan) as a key employee; and

WHEREAS, the Corporation has adopted the Long-Term Profit Incentive Plan (2004) (the “Plan”) under which the Corporation may grant to key employees of the Corporation options to purchase common stock of Mellon Financial Corporation (hereinafter “Common Stock”); and

WHEREAS, the Corporation desires to grant a stock option for [NUMBER OF SHARES] shares of Common Stock to the Optionee.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound, the parties hereto hereby agree with each other as follows:

SECTION 1: Employment

1.1 Neither the grant of the Option nor anything else contained in this Agreement shall be deemed to limit or restrict the right of the Corporation to terminate the Optionee’s employment at any time, for any reason, with or without cause.

SECTION 2: Stock Option

2.1 Subject to the terms and conditions set forth herein and to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option to purchase at any time and from time to time from the Corporation at a price of [$PRICE] per share (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of Common Stock stated above (the “Option”).

SECTION 3: Exercise and Withholding

3.1 This Option may not be exercised prior to December 31, [YEAR OF GRANT]. This Option may be exercised between December 31, [YEAR OF GRANT] and December 30, [YEAR OF GRANT +1], inclusive, for a number of shares of Common Stock equal to one-third of the number of shares covered by this Option (rounded upward to the nearest whole share). This Option may be exercised between December 31, [YEAR OF GRANT +1] and December 30, [YEAR OF GRANT+2], inclusive, for a number of shares of Common Stock equal to two-thirds of the number of shares covered by this Option (rounded upward to the nearest whole share) minus the aggregate number of shares purchased hereunder prior to December 31, [YEAR OF GRANT+1]. This Option may be exercised between December 31, [YEAR OF GRANT+2] and [TEN YEARS FROM GRANT DATE LESS ONE DAY], inclusive, for a number of shares of Common Stock equal to the full number of shares covered by this Option minus the aggregate number of shares purchased hereunder prior to December 31, [YEAR OF GRANT +2]. This Option may not be exercised after [TEN YEARS FROM GRANT DATE LESS ONE DAY].

3.2 This Option shall be exercised by the Optionee by delivering to the Corporation’s Executive Compensation area (AIM No. 151-0722) (i) this Agreement signed by the Optionee, (ii) a written notification specifying the number of shares which the Optionee then desires to purchase and the address to which share certificates should be delivered, (iii) a check payable to the order of the Corporation and/or shares of Common Stock equal in value to the aggregate Option Price of such shares and/or an instruction from the Optionee directing the Corporation to withhold shares of Common Stock otherwise receivable upon exercise of this Option (subject to any restrictions regarding prior ownership of such shares or an equivalent number of shares imposed by the Corporation), and (iv) a stock power executed in blank for any shares of Common Stock delivered pursuant to clause (iii) hereof. Shares of Common Stock surrendered in exercise of this Option shall have been held by the Optionee for at least six months prior to such delivery and shall be valued as of the date, and by the means, prescribed by the Corporation’s procedures in effect at the time of such exercise.

3.3 In each case where the Optionee exercises this Option in whole or in part the Corporation will notify the Optionee of the amount of withholding tax, if any, required under federal and, where applicable, state and local law, and the Optionee shall, forthwith upon the receipt of such notice, remit the required amount to the Corporation.

3.4 As soon as practicable after each exercise of this Option and compliance by the Optionee with all applicable conditions, except as otherwise provided under Section 6.3 hereof, the Corporation will mail or cause to be mailed to the Optionee at the address specified in the written notification delivered pursuant to Paragraph 3.2 hereof certificates registered in the name of the Optionee, or such name as directed by the Optionee, for the number of shares of Common Stock, if any, which the Optionee is entitled to receive upon such exercise under the provisions of this Agreement. Alternatively, the Corporation may credit such shares to a book-entry account in Optionee’s name.

3.5 From time to time and for any reason it deems appropriate, the Corporation may amend its procedures for the exercise of stock options, and if such procedures are so amended, the provisions of Sections 3.2, 3.3 and 3.4 hereof shall be amended immediately and automatically to incorporate such amendment; provided, however, that no such amendment shall be incorporated without the Optionee’s written consent if it would adversely affect the Optionees rights under Section 2.1, 3.1, 4.1, 4.2, 4.3 or 4.4 hereof.

3.6 Notwithstanding any other provision hereof, this Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

SECTION 4: Termination of Employment

4.1 If the Optionee’s termination of employment is after age 55 and Optionee is credited with 5 years of employment with the Corporation, the Optionee shall have the right to exercise this Option within two years after such termination date, subject to the provisions of Section 4.6(a) of the Plan, to the extent this Option was exercisable at the time of termination.

4.2 If the Optionee’s termination of employment is by reason of his or her total disability covered by a long-term disability plan of the Corporation then in effect, the Optionee shall have the right to exercise this Option within two years after such date of termination of employment, to the extent this Option was exercisable at the time of termination of employment.

4.3 If the Optionee’s employment is terminated by the Corporation “without cause,” as defined in the Plan, within two years after the occurrence of a Change in Control Event, the Optionee shall have the right to exercise this Option within one year after such date of termination of employment, to the extent this Option was exercisable at the time of termination of employment.

4.4 If the Optionee shall die while employed by the Corporation, or within a period following termination of employment during which this Option remains exercisable under Sections 4.1, 4.2, 4.3, 4.5 or 4.6, this Option may be exercised within two years from the date of the Optionee’s death by the executor or administrator of the Optionee’s estate or by the person or persons to whom the Optionee shall have transferred such right by Will or by the laws of descent and distribution, to the extent this Option was exercisable by the Optionee at the time of his or her death.

4.5 In the event all employment of the Optionee with the Corporation is terminated due to the sale of a business unit or subsidiary of the Corporation by which the Optionee is employed, and the Optionee is not displaced pursuant to the Corporation’s Employee Displacement Program or a successor practice or similar practice of the Corporation or an Affiliate, the Optionee shall have the right to exercise this Option within one year from the date of his or her termination of employment to the extent this Option was exercisable at the time of termination of employment.

4.6 In the event the Optionee is displaced from employment with the Corporation in accordance with the Corporation’s Employee Displacement Program or a successor practice or similar practice of the Corporation or an Affiliate, this Option shall continue to become exercisable in accordance with Section 3.1 through the end of the Optionee’s salary continuance period or if a lump sum payment is elected from such Displacement Program, the last day of his or her employment.

4.7 In the event all employment of the Optionee with the Corporation is terminated for any reason other than stated above, this Option shall terminate upon such termination of employment.

4.8 Notwithstanding the foregoing, in no event shall this Option be exercisable after [TEN YEARS FROM GRANT DATE LESS ONE DAY].

SECTION 5: Miscellaneous

5.1 Whenever the word “Optionee” is used in any provision of this Option under circumstances where the provision should logically be construed to apply to the executors, the administrators or the person or persons to whom this Option may be transferred as permitted herein, the word “Optionee” shall be deemed to include such person or persons.

5.2 This Option may be transferred (without the Reload Option Rights, if any, included in this Agreement) (i) by the Optionee upon his or her death or (ii) as directed by the Optionee named on the first page of this Agreement during his or her lifetime by gift to members of his or her immediate family or to an entity for the benefit of the Optionee and/or members of his or her immediate family. For purposes of the preceding sentence, members of the Optionee’s immediate family and entities for the benefit of the Optionee and/or members of his or her immediate family shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which these persons have the exclusive beneficial interest and any other entity in which these persons own and retain 100% of the beneficial interest. All transfers shall be made in accordance with procedures adopted by the Corporation, which may be amended by the Corporation from time to time. No other assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise shall be permitted, but immediately upon any such assignment or transfer this Option shall terminate and become of no further effect. This Option shall be exercisable only by the Optionee or by an immediate family member or entity or other person to which this section permits transfer. The Corporation shall have received an amount sufficient to satisfy any federal, state, local or other withholding tax requirements prior to the delivery of any certificate for the shares issuable upon exercise of this Option.

5.3 If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number and kind of shares subject to this Option and the Option Price, as applicable, shall be appropriately adjusted by the Human Resources Committee of the Board of Directors of the Corporation (the “Committee”).

5.4 Notwithstanding any other provision hereof, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Optionee or the Corporation of any provision of law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Corporation shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

5.5 No amount of income received by an Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Corporation.

5.6 The parties hereto agree that the Option granted hereby is not, and should not be construed to be, an incentive stock option under Section 422 of the Internal Revenue Code, as amended.

5.7 The Optionee accepts the grant of the Option confirmed hereby, and agrees to be bound by the terms and provisions of the Plan, as the Plan may be amended from time to time; provided, however, that no alteration, amendment, revocation or termination of the Plan shall, without the written consent of the Optionee, adversely affect the rights of the Optionee with respect to the Option. Should there be any inconsistency between the provisions of this Option and the terms and conditions of the Plan, the provisions in the Plan shall govern and prevail. A copy of the Plan may be obtained by writing or calling the Executive Compensation Division of the Human Resources Department of the Corporation at the Corporation’s principal office in Pittsburgh, Pennsylvania.

5.8 This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, other than any choice of law rules calling for the application of laws of another jurisdiction.

Section 6: Reload Option Rights

6.1 If the Optionee shall, during employment by the Corporation, exercise this Option by paying the exercise price and/or withholding taxes due on exercise in whole or in part by delivering to the Corporation shares of Common Stock or by directing the Corporation to withhold shares of Common Stock otherwise receivable upon exercise of this Option (subject to any restrictions regarding prior ownership of such shares or an equivalent number of shares imposed by the Corporation), then on the date of such exercise the Optionee shall automatically, and without necessity of further action by the Corporation, be granted a new nonstatutory stock option (a “Reload Option”) (a) for a number of shares of Common Stock equal to the aggregate number of full shares of Common Stock delivered or withheld on exercise in payment of the exercise price and in satisfaction of the aggregate of the minimum statutory state, local and federal withholding taxes due from the Optionee to the Corporation on the exercise, and (b) having an option exercise price per share equal to 100% of the Fair Market Value per share of the Common Stock on such date of grant; provided, however, that such exercise occurs at a time when the Fair Market Value of the Common Stock exceeds the exercise price of this Option by 25 percent or more.

6.2 Any such Reload Option granted hereunder shall become exercisable on the date three years after its date of grant and will expire at the close of business on the expiration date of this Option set forth in Section 3.1 above; provided, however, that such Reload Option will be terminated on such date prior to the date three years from the date of grant that any shares received upon exercise of this Option (the “Support Shares”) are sold or otherwise transferred or disposed of by the Optionee, except to the extent such Support Shares are sold within 10 days of the exercise of this Option to pay additional taxes related to such exercise or are replaced with the same number of shares of Common Stock owned by the Optionee.

6.3 If a Reload Option is granted, the Optionee further understands and agrees that certificates or book-entries evidencing all Support Shares received upon exercise of this Option shall be held in custody by Mellon Bank, N.A. for the account of the Optionee until the date three years from the date of grant of the Reload Option. While such Support Shares are held in custody, the Optionee shall be entitled to all benefits of ownership of such shares, including the right to vote such shares and to receive all dividends payable thereon.

6.5 The grant of a Reload Option and its acceptance by the Optionee shall be confirmed by the execution and delivery by the Corporation and the Optionee of a Supplement to this Agreement in substantially the form attached hereto as Exhibit 1, and any Reload Option will be deemed to be canceled and be void if the Optionee fails to execute and return the signed Supplement to the Corporation within 60 days after being requested to do so by the Corporation.

6.6 Notwithstanding any provisions of this Section 6 regarding the grant of Reload Options, to the extent that any change in the accounting treatment of reload options will cause such options to have an adverse impact on the Corporation’s earnings, the Human Resources Committee of the Board of Directors shall have the discretion to cancel the reload option right set forth in this Section 6. Any determination in this connection by the Human Resources Committee shall be final, binding and conclusive.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MELLON FINANCIAL CORPORATION

By:
Chairman and Chief Executive Officer

OPTIONEE

[GRANT DATE]

EXAMPLE DOCUMENT ONLY – DO NOT RETURN OR SIGN

MELLON FINANCIAL CORPORATION

LONG-TERM PROFIT INCENTIVE PLAN

RELOAD OPTION AGREEMENT

Mellon Financial Corporation, a Pennsylvania corporation (the “Corporation”) and [NAME] (the “Optionee”), an employee of the Corporation (“Corporation”, when used herein with reference to employment of the Employee, shall include any Affiliate of the Corporation as defined in the Plan), for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

SECTION 1: Grant of Reload Option

1.1 The Corporation hereby confirms the grant to the Optionee on [DATE OF GRANT] (the “Date of Grant”) of an option (the “Reload Option”) to purchase [SHARES] shares of Common Stock of the Corporation (the “Common Stock”) at a price of [PRICE] per share (the “Option Price”), under and subject to the terms and conditions of the Corporation’s Long-Term Profit Incentive Plan (2004) (the “Plan”) and the Stock Option Agreement between the Corporation and the Optionee dated as of [DATE] (the “Option”). The Reload Option confirmed hereby is not, and should not be construed to be, an incentive stock option under Section 422A of the Internal Revenue Code, as amended.

SECTION 2: Exercise and Withholding

2.1 This Reload Option cannot be exercised prior to [VEST DATE], after which it may be exercised in its entirety; provided, however, that this Reload Option shall terminate as provided in Section 3 below or on such earlier date that any shares received upon exercise of the Option (the “Support Shares”) are sold or otherwise transferred or disposed of by the Optionee; except to the extent such Support Shares are sold within 10 days after exercise of the Option to pay additional taxes related to such exercise or are replaced with the same number of shares of Common Stock owned by the Optionee; and provided, further, that this Reload Option may not be exercised after [EXPIRATION DATE].

2.2 This Reload Option shall be exercised by the Optionee by delivering to the Corporation’s Executive Compensation area (AIM No. 151-0722) (i) this Reload Option Agreement signed by the Optionee, (ii) a written notification specifying the number of shares which the Optionee then desires to purchase and the address to which share certificates should be delivered, (iii) a check payable to the order of the Corporation and/or shares of Common Stock equal in value to the option price of such shares and/or an instruction from the Optionee directing the Corporation to withhold shares of Common Stock otherwise receivable upon exercise of this Option (subject to any restrictions regarding prior ownership of such shares or an equivalent number of shares imposed by the Corporation), and (iv) a stock power executed in blank for any shares of Common Stock delivered pursuant to clause (iii) hereof. Shares of Common Stock surrendered in exercise of this Reload Option shall have been held by the Optionee for at least six months prior to such delivery and shall be valued as of the date, and by the means, prescribed by the Corporation’s procedures in effect at the time of such exercise.

2.3 In each case where the Optionee exercises this Reload Option in whole or in part, the Corporation will notify the Optionee of the amount of withholding tax, if any, required under federal and, where applicable, state and local law, and the Optionee shall, forthwith upon the receipt of such notice, remit the required amount to the Corporation.

2.4 As soon as practicable after each exercise of this Reload Option and compliance by the Optionee with all applicable conditions, the Corporation will mail or cause to be mailed to the Optionee at the address specified in the written notification delivered pursuant to Paragraph 2.2 hereof certificates registered in the name of the Optionee, or such name as directed by the Optionee, for the number of shares of Common Stock which the Optionee is entitled to receive upon such exercise under the provisions of this Agreement. Alternatively, the Corporation may credit such shares to a book-entry account in Optionee’s name.

2.5 From time to time and for any reason it deems appropriate, the Corporation may amend its procedures for the exercise of stock options, and if such procedures are so amended, the provisions of Sections 2.2, 2.3 and 2.4 hereof shall be amended immediately and automatically to incorporate such amendment; provided, however, that no such amendment shall be incorporated without the Optionee’s consent if it would adversely affect the Optionee’s rights under Section 1.1, 2.1, 3.1, 3.2, 3.3 or 3.4 hereof.

2.6 Notwithstanding any other provision hereof, this Reload Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

Section 3: Termination of Employment

3.1 If the Optionee’s termination of employment is after age 55 and Optionee is credited with 5 years of employment with the Corporation, the Optionee shall have the right to exercise this Reload Option through the expiration date set forth in Section 2.1 above, in whole or in part, to the extent this Reload Option was exercisable at the time of termination of employment.

3.2 If the Optionee’s termination of employment is by reason of his or her total disability covered by a long-term disability plan of the Corporation then in effect, the Optionee shall have the right to exercise this Reload Option within two years after such date of termination of employment, to the extent this Reload Option was exercisable at the time of termination of employment.

3.3 If the Optionee’s employment is terminated by the Corporation “without cause”, as defined in the Plan, within two years after the occurrence of a Change in Control Event, the Optionee shall have the right to exercise this Reload Option within one year after such date of termination of employment, to the extent this Reload Option was exercisable at the time of termination of employment.

3.4 If the Optionee shall die while employed by the Corporation, or within a period following termination of employment during which this Reload Option remains exercisable under Sections 2.6, 3.1, 3.2, 3.3, 3.5 or 3.6, this Reload Option may be exercised within two years from the date of the Optionee’s death by the executor or administrator of the Optionee’s estate or by the person or persons to whom the Optionee shall have transferred such right by Will or by the laws of descent and distribution, to the extent this Reload Option was exercisable by the Optionee at the time of his or her death.

3.5 In the event all employment of the Optionee with the Corporation is terminated due to the sale of a business unit or subsidiary of the Corporation by which the Optionee is employed, and the Optionee is not displaced pursuant to the Corporation’s Employee Displacement Program or a successor or similar practice, the Optionee shall have the right to exercise this Reload Option within one year from the date of his or her termination of employment to the extent this Reload Option was exercisable at the time of termination of employment.

3.6 In the event the Optionee is displaced from employment with the Corporation in accordance with the Corporation’s Employee Displacement Program or a successor practice or similar practice, this Reload Option shall continue to become exercisable in accordance with Section 2.1, and shall be exercisable, through the end of the Optionee’s salary continuance period or, if a lump sum payment is elected from such Displacement Program, the last day of his or her employment.

3.7 In the event all employment of the Optionee with the Corporation is terminated for any reason other than as stated above, this Reload Option shall terminate upon such termination of employment.

3.8 Notwithstanding the foregoing, in no event shall this Reload Option be exercisable after the expiration date identified in Section 2.1.

Section 4: Miscellaneous

4.1 Whenever the word “Optionee” is used in any provision of this Reload Option under circumstances where the provision should logically be construed to apply to the executors, the administrators or the person or persons to whom this Reload Option may be transferred by Will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons.

4.2 The Reload Option granted hereunder is not transferable by the Optionee otherwise than by Will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by him or her. No assignment or transfer of the Reload Option granted hereunder, or of the rights represented hereby, whether voluntary or involuntary, by operation of law or otherwise (except by Will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer this Reload Option shall terminate and become of no further effect.

4.3 Notwithstanding any other provision hereof, the Optionee shall be permitted for tax and estate planning purposes to substitute an equal number of shares of Common Stock owned by him or her for the Support Shares, and so long as the Human Resources Department continues to hold a number of shares of Common Stock equal to the number of original Support Shares, this Reload Option shall become exercisable in accordance with its terms.

4.4 If there is any change in the Common Stock by reasons of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number and kind of shares subject to this Reload Option and the Option Price, as applicable, shall be appropriately adjusted by the Human Resources Committee of the Board of Directors of the Corporation (the “Committee”).

4.5 Notwithstanding any other provision hereof, the Optionee hereby agrees that he or she will not exercise the Reload Option granted hereby, and that the Corporation will not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Optionee or the Corporation of any provision of law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Corporation shall in no event be obliged to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other affirmative action in order to cause the exercise of this Reload Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

4.6 No amount of income received by an optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Corporation or any of its subsidiaries.

4.7 The Optionee accepts the grant of the Reload Option confirmed hereby, and agrees to be bound by the terms and provisions of the Plan, as the Plan may be amended from time to time; provided, however, that no alteration, amendment, revocation or termination of the Plan shall, without the written consent of the Optionee, adversely affect the rights of the Optionee with respect to the Reload Option. Should there be any inconsistency between the provisions of this Reload Option and the terms and conditions of the Plan, the provisions in the Plan shall govern and prevail. A copy of the Plan may be obtained by writing or calling the Executive Compensation Division of the Human Resources Department of the Corporation at the Corporation’s principal office in Pittsburgh, Pennsylvania.

4.8 This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, other than any choice of law rules calling for the application of laws of another jurisdiction.

Section 5: Reload Option Rights

5.1 If the Optionee shall, during employment by the Corporation, exercise this Option by paying the exercise price and/or withholding taxes due on exercise in whole or in part by delivering to the Corporation shares of Common Stock or by directing the Corporation to withhold shares of Common Stock otherwise receivable upon exercise of this Option (subject to any restrictions regarding prior ownership of such shares or an equivalent number of shares imposed by the Corporation), then on the date of such exercise the Optionee shall automatically, and without necessity of further action by the Corporation, be granted a new nonstatutory stock option (a “Reload Option”) (a) for a number of shares of Common Stock equal to the aggregate number of full shares of Common Stock delivered or withheld on exercise in payment of the exercise price and in satisfaction of the aggregate of the minimum statutory state, local and federal withholding taxes due from the Optionee to the Corporation on the exercise, and (b) having an option exercise price per share equal to 100% of the Fair Market Value per share of the Common Stock on such date of grant; provided, however, that such exercise occurs at a time when the Fair Market Value of the Common Stock exceeds the exercise price of this Option by 25 percent or more.

5.2 Any such Reload Option granted hereunder shall become exercisable on the date three years after its date of grant and shall terminate at the close of business on the expiration date of this Option set forth in Section 2.1 above and as provided in Section 3 above upon any earlier termination of employment; that such Reload Option will be terminated on such date prior to the date three years from the date of grant that any shares received upon exercise of this Option (“Support Shares”) are sold or otherwise transferred or disposed of by the Optionee, except to the extent such Support Shares are sold within 10 days of the exercise of this Option to pay additional taxes related to such exercise or are replaced with the same number of shares of Common Stock owned by the Optionee.

5.3 If a Reload Option is granted, the Optionee further understands and agrees that certificates or book-entries evidencing all Support Shares received upon exercise of this Option shall be held in custody by Mellon Bank, N.A. for the account of the Optionee until the date three years from the date of grant of the Reload Option. While such Support Shares are held in custody, the Optionee shall be entitled to all benefits of ownership of such shares, including the right to vote such shares and to receive all dividends payable thereon.

5.4 Notwithstanding any other provision hereof, such Reload Option shall become fully exercisable immediately and automatically upon the occurrence of a “Change in Control Event,” as defined in the Plan.

5.5 The grant of a Reload Option and its acceptance by the Optionee shall be confirmed by the execution and delivery by the Corporation and the Optionee of a Reload Option Agreement in substantially the form of this Agreement except without the Reload Option Rights contained in this Section 5, and any Reload Option will be deemed to be canceled and be void if the Optionee fails to execute and return the signed Agreement to the Corporation within 60 days after being requested to do so by the Corporation.

5.6 Notwithstanding any provisions of this Section 5 regarding the grant of Reload Options, to the extent that any change in the accounting treatment of reload options will cause such options to have an adverse impact on the Corporation’s earnings, the Human Resources Committee of the Board of Directors shall have the discretion to cancel the reload option right set forth in this Section 5. Any determination in this connection by the Human Resources Committee shall be final, binding and conclusive.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MELLON FINANCIAL CORPORATION

By
Chairman and Chief Executive Officer

OPTIONEE

[DATE]